UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Clarus Corporation
(Name of Registrant as Specified In Its Charter)
__________________________________________________________
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Clarus Corporation Reminds Stockholders of Annual Meeting – August 5, 2010

Independent Proxy Advisory Firms Recommended Vote “FOR” All Proposals

SALT LAKE CITY--(BUSINESS WIRE)--Clarus Corporation (Nasdaq: BDE) (the “Company”), a leading developer, manufacturer and distributor of outdoor equipment and lifestyle products, reminds stockholders that its 2010 Annual Meeting of Stockholders (the “Meeting”) will be held at 8:00 a.m. Mountain Daylight Time on Thursday, August, 5, 2010 at the Company’s offices located at 2084 East 3900 South, Salt Lake City, Utah 84124.  Stockholders of record at the close of business on June 24, 2010 are entitled to vote at the Meeting.

The Meeting is being held for the following purposes:

▪
To elect the seven nominees named in the proxy statement filed by the Company with the Securities and Exchange Commission (the “Proxy Statement”) to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

▪	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to change the Company’s name from Clarus Corporation to “Black Diamond Equipment, Inc.”;

▪	To approve an amendment to the Company’s Amended and Restated Bylaws, as amended, to eliminate stockholder supermajority vote requirements for certain bylaw amendments;

▪
To re-approve the material terms of the performance goals in the Clarus Corporation 2005 Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and to approve an amendment to the Clarus Corporation 2005 Stock Incentive Plan limiting the maximum aggregate number of incentive stock options that may be awarded under the plan pursuant to Section 422 of the Code; and

▪
To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matter presented at the Meeting.

The Company has filed a Proxy Statement in connection with the Meeting.  Stockholders are urged to read the Proxy Statement for additional information regarding the foregoing proposals, including the vote requirements for their approval.  If a stockholder has not yet received a copy of the Company’s proxy materials, including the Proxy Statement and form of proxy, a stockholder may obtain a free copy of the proxy materials at the Company’s website at www.claruscorp.com or may request a copy of the proxy materials by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Any stockholder entitled to vote who has not yet voted is encouraged to do so.

The Company, its directors and executive officers may be deemed to be participants in the Company’s solicitation of its stockholders in connection with the Meeting.  The names and direct or indirect interests of the current directors and executive officers of the Company are set forth in the Proxy Statement.  Additional information regarding the Company’s directors, executive officers and director nominees is included in the Proxy Statement.

About The Company

Clarus Corporation is a leading provider of outdoor equipment and lifestyle products. The Company’s principal brands are Black Diamond Equipment® and Gregory Mountain Products®. The Company develops, manufactures and distributes a broad range of products including carabiners, protection devices, belay and rappel equipment, helmets, ropes, ice-climbing gear, backcountry gear, technical backpacks, high-end day packs, tents, trekking poles, gloves, skis, ski bindings and ski boots. Headquartered in Salt Lake City, Utah, the Company has more than 475 employees worldwide, with ISO 9001 manufacturing facilities in Salt Lake City and southeast China, a distribution center in Germany and a sales and marketing office located outside Basel, Switzerland. For more information about us and our brands, please visit www.claruscorp.com, www.blackdiamondequipment.com, and www.gregorypacks.com.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Clarus may use words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” “will,” and similar expressions to identify forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and assumptions which are difficult to predict. Clarus cautions you that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of Clarus’ acquisitions of Black Diamond and Gregory, including future financial and operating results that may be realized from the acquisitions; (ii) statements of plans, objectives and expectations of Clarus or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to: (i) our ability to successfully integrate Black Diamond and Gregory; (ii) our ability to realize financial or operating results as expected; (iii) material differences in the actual financial results of the mergers compared with expectations, including the impact of the mergers on Clarus’ future earnings per share; (iv) economic conditions and the impact they may have on Black Diamond and Gregory and their respective customers or demand for products; (v) our ability to implement our acquisition growth strategy or obtain financing to support such strategy; (vi) the loss of any member of our senior management or certain other key executives; (vii) our ability to utilize our net operating loss carry forward; and (viii) our ability to adequately protect our intellectual property rights. Additional factors that could cause Clarus’ results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of Clarus’ filings with the Securities and Exchange Commission, including its latest annual report on Form 10-K and most recently filed Forms 8-K and 10-Q, which may be obtained at our web site at www.claruscorp.com or the Securities and Exchange Commission’s web site at www.sec.gov. All forward-looking statements included in this press release are based upon information available to Clarus as of the date of this press release, and speak only as the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release.

Contacts
Mackenzie Partners, Inc.
Larry Dennedy,
Toll Free:  800-322-2885
proxy@mackenziepartners.com